Exhibit 21

NORTHERN TRUST CORPORATION SUBSIDIARIES AS OF FEBRUARY 24, 2012.

	Percent Owned	Jurisdiction of Incorporation
The Northern Trust Company	100%	Illinois
Norlease, Inc.	100%	Delaware
TNT-NL Leasing I, Inc.	100%	Delaware
TNT-NL Eurolease I, Ltd.	100%	Bermuda
TNT-NL Eurolease II, Ltd.*	100%	Bermuda
Clenston Ltd.*	100%	Bermuda
MFC Company, Inc.	100%	Delaware
The Northern Trust Company, Canada	100%	Ontario, Canada
Northern Trust Hedge Fund Services, L.L.C.	100%	Delaware
Nortrust Nominees, Ltd.	100%	England
The Northern Trust Company U.K. Pension Plan Limited	100%	England
Northern Trust Guernsey Holdings Limited	99%	Guernsey
Northern Trust (Guernsey) Limited	99%	Guernsey
The Northern Trust International Banking Corporation	100%	Edge Act
Northern Trust Cayman International, Ltd.	100%	Cayman Islands, BWI
The Northern Trust Company of Hong Kong Limited	99.99%	Hong Kong
Northern Trust Partners Guernsey Limited	100%	Guernsey (Inactive)
The Nelson Trafalgar Guernsey Limited Partnership	100%	Guernsey (Inactive)
Northern Trust Fund Managers (Ireland) Limited	100%	Ireland
Northern Trust Global Fund Services Bermuda	100%	Bermuda
Northern Trust HFS Hong Kong Limited	100%	Hong Kong
Northern Trust Global Fund Services Cayman Limited	100%	Cayman Islands, BWI
NT EBT Limited	100%	England
Northern Trust Management Services Limited	100%	England
Northern Trust Global Investments Limited	100%	England
The Northern Trust Scottish Limited Partnership	99%	Scotland
Northern Trust Luxembourg Capital S.A.R.L.	100%	Luxembourg
Northern Trust (Ireland) Limited	100%	Ireland
Northern Trust Fund Services (Ireland) Limited	100%	Ireland
Nortrust Nominees (Ireland) Limited	100%	Ireland
NTRS Nominees Limited	100%	Ireland
Northern Trust Nominees (Ireland) Limited	100%	Ireland
Northern Trust Securities Services (Ireland) Limited	100%	Ireland
Northern Trust Pension Trustees (Ireland) Limited	100%	Ireland
Northern Trust Property Services (Ireland) Limited	100%	Ireland
Northern Trust Management Services (Ireland) Limited	100%	Ireland
Northern Trust International Fund Administration Services (Ireland) Limited	100%	Ireland
Northern Trust Fiduciary Services (Ireland) Limited	100%	Ireland
Northern Trust GFS Holdings Limited	99%	Guernsey
Northern Trust Fiduciary Services (Guernsey) Limited	99%	Guernsey
Arnold Limited	99%	Guernsey
Control Nominees Limited	99%	Guernsey
Truchot Limited	99%	Guernsey
Vivian Limited	99%	Guernsey
Doyle Administration Limited	99%	Guernsey
Barfield Nominees Limited	99%	Guernsey
Northern Trust International Fund Administration Services (Guernsey) Limited	99%	Guernsey
Trafalgar Representatives Limited	50%	Guernsey
Nelson Representatives Limited	50%	Guernsey
Admiral Nominees Limited	50%	Guernsey
Northern Trust Fiduciary Services (Jersey) Limited	99%	Jersey
Saline Nominees Limited	99%	Guernsey

NORTHERN TRUST CORPORATION SUBSIDIARIES AS OF FEBRUARY 24, 2012.

(continued)

	Percent Owned	Jurisdiction of Incorporation
Northern Trust International Fund Administrators (Jersey) Limited	100%	Jersey
Northern Trust Partners Scotland Limited	100%	Scotland
Northern Operating Services Private Limited	99%	India
NTG Services LLC	100%	Delaware LLC
NT Mortgage Holdings LLC	100%	Delaware LLC
Northern Trust Investments, Inc.	100%	Illinois
Northern Trust Holdings Limited	100%	England
Northern Trust Global Services Limited	100%	England
Northern Trust European Holdings Limited	100%	England
Northern Trust Luxembourg Management Company S.A.	99.99%	Luxembourg
Northern Trust Directors Services (Guernsey) Limited	100%	Guernsey
Realnor Properties, Inc.	100%	Florida
Waterline Partners, LLC	100%	California
Northern Trust Company of California	100%	California
Northern Trust Holdings L.L.C.	100%	Delaware
Northern Investment Corporation	100%	Delaware
Northern Investment Management Company	100%	Delaware (Inactive)
Northern Trust Securities, Inc.	100%	Delaware
Northern Trust Services, Inc.	100%	Illinois
Nortrust Realty Management, Inc.	100%	Illinois
The Northern Trust Company of New York	100%	New York
The Northern Trust Company of Connecticut	100%	Connecticut
NT Global Advisors, Inc.	100%	Ontario, Canada
Northern Trust Global Investments Japan, K.K.	100%	Japan
NTC Capital I	100%	Delaware
NTC Capital II	100%	Delaware
Equilend Holdings LLC	10%	Delaware
The Northern Trust Company of Connecticut	100%	Delaware
TNT – Comer College Prep, LLC	100%	Delaware

*	Indirectly owned by Norlease Inc. through Delaware business trusts.